UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2020

NEW PROVIDENCE ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39040	84-2027232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Research Blvd

Ste 160C PMB 1081

Austin, TX 78759

(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (737) 202-4390

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one-redeemable warrant	NPAUU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	NPA	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	NPAWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

On December 15, 2020, AST & Science LLC (“AST”), a Delaware limited liability company, New Providence Acquisition Corp. (“NPA” and after the Closing, “PubCo”), the AST Existing Equityholders (as defined below) and New Providence Management LLC, a Delaware limited liability company (“Sponsor”) announced that NPA, Sponsor, AST and the AST Existing Equityholders entered into a definitive equity purchase agreement (the “Equity Purchase Agreement”). The transactions contemplated by the Equity Purchase Agreement are referred to herein collectively as the “Business Combination”. This Form 8-K is being filed to describe the material terms of the Equity Purchase Agreement and related agreements, which are filed as exhibits herewith. Capitalized terms used in this Form 8-K but not otherwise defined herein have the meanings given to them in the Equity Purchase Agreement.

Item 1.01 Entry Into A Material Definitive Agreement.

Equity Purchase Agreement

The Equity Purchase Agreement, dated December 15, 2020 (the “Effective Date”), was entered into by and among NPA, AST and, for certain limited purposes, Abel Avellan, Tom Severson, Invesat LLC (“Invesat”), Vodafone Ventures Limited (“Vodafone”), ATC TRS II LLC (“American Tower”), Rakuten Mobile Singapore PTE LTD (“Rakuten”) and Samsung Next Fund LLC (collectively, the “AST Existing Equityholders”) and, for certain limited purposes, Sponsor, and, as the representative of the AST Existing Equityholders, Abel Avellan. The Equity Purchase Agreement and the transactions contemplated thereby were unanimously approved by NPA’s board of directors and by the board of managers of AST, respectively.

Business Combination

Pursuant to the Equity Purchase Agreement, following the closing of the Business Combination (the “Closing”), PubCo will be organized in an umbrella partnership–C corporation (“Up-C”) structure, in which substantially all of the assets of the combined company will be held by AST, and PubCo’s only assets will be its equity interests in AST. At the Closing:

●	NPA will amend its existing certificate of incorporation to: (a) change its name to “AST SpaceMobile Inc.”, (b) convert all then-outstanding shares of class B common stock, par value $0.0001 per share, of NPA (the “NPA Class B Common Stock”), held by Sponsor (the “Sponsor Stock”), excluding any Forfeited Sponsor Stock (described below), into shares of class A common stock, par value $0.0001 per share, of PubCo (such class A common stock, the “PubCo Class A Common Stock”), (c) issue to the AST Existing Equityholders (other than Abel Avellan) class B common stock, par value $0.0001 per share, of PubCo (the “PubCo Class B Common Stock”), which carries one vote per share but no economic rights, and (d) issue to Abel Avellan class C common stock, par value $0.0001 per share, of PubCo (the “PubCo Class C Common Stock”), which carries ten votes per share but no economic rights;

●	AST and its members will adopt the Fifth Amended and Restated Limited Liability Company Agreement of AST (the “A&R Operating Agreement”) to (a) restructure its capitalization to (i) issue to NPA the number of common units of AST equal to the number of outstanding shares of PubCo Class A Common Stock immediately after giving effect to the Business Combination (taking into account any redemption of NPA Common Stock, the PIPE Investment or any Additional PIPE Investment and Forfeited Sponsor Stock (as described below)) (the “PubCo Units”), (ii) reclassify the existing AST common units (other than any existing AST common units (I) reserved for issuance under the AST 2019 Equity Incentive Plan (the “AST Incentive Plan”) or (II) subject to options to purchase existing AST common units granted pursuant to the AST Incentive Plan (the “AST Options” and each such existing AST common unit that is authorized under the AST Incentive Plan and/or subject to an AST Option, an “Existing AST Prior Incentive Equity Unit”), existing AST series A preferred units, and the existing AST series B preferred units into AST common units, and (iii) reclassify all of the Existing AST Prior Incentive Equity Units into AST incentive equity units, concurrently with and subject to adjustments to the AST Options affecting the number of units and exercise price (as applicable) thereof, following the Closing and (b) appoint PubCo as the managing member of AST;

●	As consideration for the PubCo Units, NPA will contribute to AST the amount held in the trust fund established for the benefit of our stockholders held in the trust account (the “Trust Account”), less the amount of cash required to fund the redemption of class A common stock, par value $0.0001 per share, of NPA (the “NPA Class A Common Stock”) held by eligible stockholders who elect to have their shares redeemed as of the Closing, plus the aggregate proceeds from the PIPE Investment (defined below) and any additional PIPE investment (the “Additional PIPE Investment”), less the deferred underwriting commission payable to BTIG, LLC (the “Contribution Amount”). Immediately after the contribution of the Contribution Amount, AST will pay the amount of unpaid fees, commissions, costs or expenses that have been incurred by AST and NPA in connection with the Business Combination (the “Transaction Expenses”) by wire transfer of immediately available funds on behalf of AST and NPA to those persons to whom such amounts are owed; and

●	Without any action on the part of any holder of a warrant to purchase one whole share of NPA Class A Common Stock (an “NPA Warrant”), each NPA Warrant that is issued and outstanding immediately prior to the Closing will be converted into a warrant to purchase one whole share of PubCo Class A Common Stock in accordance with its terms.

Representations and Warranties, Covenants

Under the Equity Purchase Agreement, parties to the agreement made customary representations and warranties for transactions of this type regarding themselves. The representations and warranties made under the Equity Purchase Agreement will not survive the Closing. In addition, the parties to the Equity Purchase Agreement agreed to be bound by certain covenants that are customary for transactions of this type, including obligations of the parties to use commercially reasonable efforts to operate their respective businesses in the ordinary course, and to refrain from taking certain specified actions without the prior written consent of the applicable party, in each case, subject to certain exceptions and qualifications. Additionally, the parties have agreed not to solicit, negotiate or enter into a competing transaction and Sponsor has agreed to vote all shares owned by it in favor of the Business Combination. The covenants of the parties set forth in the Equity Purchase Agreement will not survive the Closing, except for covenants and agreements that by their terms are to be performed in whole or in part after the Closing.

Termination

The Equity Purchase Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, among others, the following: (i) by written notice from AST or NPA to the other party if the Closing has not occurred by March 15, 2021 (the deadline for NPA to consummate an initial business combination pursuant to its existing certificate of incorporation) or if, upon NPA stockholders’ approval, such deadline is extended to the date that is 90 days after the six-month anniversary of the Effective Date, such extended deadline (the “Outside Closing Date”); (ii) upon the applicable parties’ mutual written consent; (iii) by NPA or AST if the consummation of the Business Combination is prohibited by law; or (iv) by the non-breaching party if a NPA or AST materially breaches a representation, warranty, covenant or other agreement by such party that (a) results in the failure to satisfy a closing condition of the breaching party and that is incapable of being cured by the Outside Closing Date, or if capable of being cured by the Outside Closing date is not cured within 20 days of the non-breaching party notifying the breaching party of such breach. None of the parties to the Equity Purchase Agreement are required to pay a termination fee or reimburse any other party for its expenses as a result of a termination of the Equity Purchase Agreement.

Conditions to Each Party’s Obligations to Close

Under the Equity Purchase Agreement, the obligations of the parties to consummate the Business Combination are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (a) the representations and warranties of the respective parties being true and correct subject to the materiality standards contained in the Equity Purchase Agreement; (b) material compliance by the parties of their respective pre-closing covenants and agreements, subject to the standards contained in the Equity Purchase Agreement; (c) the approval by NPA’s stockholders of the transactions contemplated by the Equity Purchase Agreement; (d) the absence of a Company Material Adverse Effect (as defined in the Equity Purchase Agreement) since the Effective Date that is continuing and uncured; (e) NPA having at least $5,000,001 in tangible net assets immediately prior to the Closing; (f) NPA having no indebtedness; (g) PubCo remaining listed on Nasdaq and (h) the cash proceeds from the Trust Account, net of any amounts paid to NPA’s stockholders that exercise their redemption rights, plus the amounts raised in the PIPE Investment and any Additional PIPE Investment, equaling no less than $250,000,000 at the Closing.

Sponsor Forfeiture

If, at the Closing, the amount in the Trust Account, and the amount raised in private transactions including any PIPE Investment or Additional PIPE Investment prior to the payment of any Transaction Expenses is less than $400,000,000, Sponsor and NPA will irrevocably terminate, forfeit and cancel, for no consideration and without further right, obligation or liability, a number of shares of Sponsor Stock (such terminated, forfeited and cancelled shares, the “Forfeited Sponsor Stock”) such that the total number of issued and outstanding shares of Sponsor Stock immediately prior to the Closing equals twenty percent (20%) of the total number of shares of issued and outstanding NPA Class A Common Stock and NPA Class B Common Stock (collectively, the “NPA Common Stock”) as of immediately prior to the Closing.

Agreements to be Entered into at Closing

At the Closing, the AST Existing Equityholders, PubCo and AST will enter into the A&R Operating Agreement.

At the Closing of the Business Combination, PubCo, AST, the AST Existing Equityholders and Thomas Severson in the capacity of “TRA Holder Representative” will enter into a Tax Receivable Agreement (the “Tax Receivable Agreement”). Pursuant to the Tax Receivable Agreement, PubCo will generally be required to pay the applicable TRA Holders (as defined in the Tax Receivable Agreement) 85% of the amount of savings, if any, in U.S. federal, state, local, and foreign taxes that are based on, or measured with respect to, net income or profits, and any interest related thereto that PubCo (and applicable consolidated, unitary, or combined subsidiaries thereof, if any) realizes, or is deemed to realize, as a result of certain tax attributes, including:

●	existing tax basis in certain assets of AST and certain of its direct or indirect Subsidiaries (as defined in the Tax Receivable Agreement), including assets that will eventually be subject to depreciation or amortization, once placed in service, attributable to AST common units acquired by PubCo from a TRA Holder (including AST common units held by a Blocker Corporation acquired by PubCo in a Reorganization Transaction (each as defined in the Tax Receivable Agreement)), each as determined at the time of the relevant acquisition;

●	tax basis adjustments resulting from taxable exchanges of AST common units (including any such adjustments resulting from certain payments made by PubCo under the Tax Receivable Agreement) acquired by PubCo from a TRA Holder pursuant to the terms of the A&R Operating Agreement;

●	tax deductions in respect of portions of certain payments made under the Tax Receivable Agreement; and

●	certain tax attributes of Blocker Corporations holding AST common units that are acquired directly or indirectly by PubCo pursuant to a Reorganization Transaction.

In addition, at the Closing, PubCo will enter into (i) a Stockholders’ Agreement with the AST Existing Equityholders and the Sponsor (the “Stockholders’ Agreement”) and (ii) a Sponsor Voting Agreement with the Sponsor (the “Sponsor Voting Agreement”). Pursuant to the Stockholders’ Agreement and the Sponsor Voting Agreement, among other things, the AST Existing Equityholders and our Sponsor will respectively agree to vote each of their respective securities of PubCo that may be voted in the election of PubCo’s directors in accordance with the provisions of the Stockholders’ Agreement. At Closing, the PubCo Board of Directors (the “PubCo Board”) will initially consist of 13 directors, with three director seats being vacant. Abel Avellan will have the right, pursuant to the Stockholders’ Agreement, to designate directors for appointment to such vacancies at any time. Initially, Abel Avellan will have the right to nominate seven members of the PubCo Board and the AST Existing Equityholders and the Sponsor will respectively agree to vote for each of those nominees at each meeting of stockholders called for the purpose of electing directors. Additionally, Invesat, Vodafone, the Sponsor and American Tower will each have the right to nominate one member of the PubCo Board and Rakuten will have the right to nominate two members of the PubCo Board, and the AST Existing Equityholders and the Sponsor will respectively agree to vote for each of those nominees. The director designation rights of the AST Existing Equityholders, Sponsor and Abel Avellan will each fall away when certain conditions are met.

A copy of the Equity Purchase Agreement is attached as Exhibit 2.1 hereto and is incorporated herein by reference, and the foregoing description of the Equity Purchase Agreement is qualified in its entirety by reference thereto. The Equity Purchase Agreement provides investors with information regarding its terms and is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Equity Purchase Agreement were made as of the execution date of the Equity Purchase Agreement only and are qualified by information in confidential disclosure schedules provided by the parties in connection with the signing of the Equity Purchase Agreement. These disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Equity Purchase Agreement. Moreover, certain representations and warranties in the Equity Purchase Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations and warranties in the Equity Purchase Agreement as characterizations of the actual statements of fact about the parties.

Subscription Agreements

In connection with the execution of the Equity Purchase Agreement, on December 15, 2020, NPA entered into Subscription Agreements with certain investors (collectively, the “PIPE Investors”) pursuant to which, in connection with the Closing, such investors will purchase an aggregate of 23,000,000 shares of PubCo Class A Common Stock at $10.00 per share for an aggregate purchase price of $230,000,000. Pursuant to the terms of the Subscription Agreements, the PIPE Investors have agreed to cooperate in good faith with NPA, AST and any governmental authority and take any and all actions required to satisfy applicable regulatory approvals and to consummate the Business Combination and the transactions contemplated by the Subscription Agreements.  In addition, pursuant to the terms of the Subscription Agreements, the PIPE Investors have agreed to waive any claims they may have at the Closing or in the future, in or to any monies held in the Trust Account, subject to certain exceptions as specified therein. The Subscription Agreements will be terminated, and be of no further force and effect, upon the earlier to occur of (i) such date and time as the Equity Purchase Agreement is terminated in accordance with its terms, (ii) upon the mutual written agreement of NPA, AST and the applicable PIPE Investor, (iii) if any of the conditions to closing set forth in the Subscription Agreements that are not waived by the PIPE Investors are not satisfied, or are not capable of being satisfied, on or prior to the Closing and, as a result thereof, the transactions contemplated by the Subscription Agreements are not and will not be consummated at the Closing, or (iv) 11:59 p.m. New York time on the Outside Closing Date.

A copy of the form of Subscription Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference, and the foregoing description of the form of Subscription Agreement is qualified in its entirety by reference thereto.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above under the headings “Equity Purchase Agreement – Business Combination” and “Subscription Agreements” in Item 1.01 of this Current Report are incorporated by reference into this Item 3.02. The shares of PubCo Class A Common Stock to be issued to the PIPE Investors, the shares of PubCo Class B Common Stock to be issued to the AST Existing Equityholders and the shares of PubCo Class C Common Stock to be issued to Abel Avellan in connection with the Closing will not be registered under the Securities Act of 1933 (the “Securities Act”), as amended, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On December 16, 2020, NPA issued a press release announcing the execution of the Equity Purchase Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that NPA has prepared for use in connection with various meetings and conferences with certain investors.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Additional Information

NPA intends to file a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the proposed Business Combination, NPA will mail the definitive proxy statement and other relevant documents to its stockholders. This communication does not contain all the information that should be considered concerning the Business Combination. It is not intended to provide the basis for any investment decision or any other decision in respect to the proposed Business Combination. NPA’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, any amendments thereto, and the definitive proxy statement in connection with NPA’s solicitation of proxies for the special meeting to be held to approve the Business Combination as these materials will contain important information about AST and NPA and the proposed the Business Combination. The definitive proxy statement will be mailed to the stockholders of NPA as of a record date to be established for voting on the Business Combination. Such stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at http://www.sec.gov.

Participants in the Solicitation

NPA, Sponsor and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of NPA’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of NPA’s directors and officers in NPA’s filings with the SEC, including NPA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 30, 2020, and such information and names of AST’s directors and executive officers will also be in the proxy statement of NPA for the Business Combination. Stockholders can obtain copies of NPA’s filings with the SEC, without charge, at the SEC’s website at www.sec.gov.

AST and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from NPA’s stockholders in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement for the Business Combination when available.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact contained in this communication including, without limitation, statements regarding NPA’s or AST’s financial position, business strategy and the plans and objectives of management for future operations; anticipated financial impacts of the Business Combination; the satisfaction of the closing conditions to the Business Combination; and the timing of the completion of the Business Combination, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside NPA’s and AST’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Equity Purchase Agreement or could otherwise cause the Business Combination to fail to close; (ii) the outcome of any legal proceedings that may be instituted against NPA and AST following the execution of the Equity Purchase Agreement and the Business Combination; (iii) any inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of NPA or other conditions to closing in the Equity Purchase Agreement; (iv) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (v) the inability to maintain the listing of the shares of common stock of the post-acquisition company on The Nasdaq Stock Market following the Business Combination; (vi) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (vii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (viii) costs related to the Business Combination; (ix) changes in applicable laws or regulations; (x) the possibility that AST or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (xi) other risks and uncertainties indicated in the proxy statement, including those under the section entitled “Risk Factors”, and in NPA’s other filings with the SEC.

NPA cautions that the foregoing list of factors is not exclusive. NPA cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of NPA’s Annual Report on Form 10-K filed with the SEC. NPA’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, NPA disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1†	Equity Purchase Agreement, dated as of December 15, 2020, by and among AST & Science LLC, New Providence Acquisition Corp., New Providence Management LLC, the AST Existing Equityholder Representative and the AST Existing Equityholders listed on Annex A thereto

10.1	Form of Subscription Agreement

99.1	Press Release, dated December 16, 2020

99.2	Investor Presentation

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). NPA agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2020	NEW PROVIDENCE ACQUISITION CORP.

	By:	/s/ James Bradley
	Name:	James Bradley
	Title:	Chief Financial Officer Principal Financial and Accounting Officer